EXHIBIT 10.11

                                 K-Tronik Int'l Corporation
                290 Vicnent Ave., 3rd Floor, Hackensack, NJ 07603, USA

January 30, 2003


Joseph deMartino
President
Jademar Corp.
11700 NW 100th Road
Suite 3
Miami, Florida 33178

Re:  Contract Extension


Dear Joseph:

This letter confirms the extension of the contract between our companies, that expired on 12-31-02, for one (1) additional year, through December 31, 2003.

Robert will review sales goals with you for the year 2003.

Sincerely,

/s/ John Andrews
John Andrews
Director of Operations